The Munder Funds

Supplement Dated April 11, 2011
to the Statement of Additional Information (“SAI”) dated October 30, 2010

Investors are advised that each of the Munder Energy Fund and the Munder Healthcare Fund was merged into the Munder Growth Opportunities Fund as of the close of business on April 8, 2011.  Accordingly, all references to the Munder Energy Fund, the Munder Healthcare Fund and Munder Series Trust II are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE